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                                                                   EXHIBIT 10.10


                SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (as amended and/or modified from time to time, this "SECOND AMENDMENT") is made and entered into this 5th day of August, 2002, by and among Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "COMPANY") and each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands (collectively, the "INVESTORS").

                                   WITNESSETH:

         WHEREAS, the Investors are holders of shares of Series A Preferred Stock, par value $.01, of the Company (the "SERIES A PREFERRED STOCK");

         WHEREAS, pursuant to Section 5 of the Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Preferred Stock of the Company (the "CERTIFICATE OF DESIGNATIONS"), the Company may redeem the issued and outstanding shares of its Series A Preferred Stock, in whole or in part (the "REDEMPTION") commencing on August 5, 2002, at a redemption price of 105% of the Liquidation Preference Amount (as defined in the Certificate of Designations);

         WHEREAS, in order to effect a Redemption, the Company would be required to arrange significant debt and/or equity financing and negotiate material amendments to its existing senior credit and subordinated debt instruments that would require substantial management time and cause the Company to incur significant expense;

         WHEREAS, pursuant to Section 8 of the Certificate of Designations, the Series A Preferred Stock is convertible at any time, including prior to any date specified by the Company for Redemption pursuant to Section 5(a)(ii) of the Certificate of Designations, at the option of the holder thereof into the number of shares of the Company's common stock, par value $.01 per share determined as set forth therein;

         WHEREAS, the Company and the Investors entered into that certain Registration Rights Agreement, dated August 5, 1998, as amended by that certain First Amendment to Registration Rights Agreement, dated as of August 18, 1998 (together, the "REGISTRATION RIGHTS AGREEMENT"), the terms of which, among other things, grant the Investors the right to require the Company to effect two (2) Demand Registrations (as defined therein);

        WHEREAS, as of the date hereof, the Investors have utilized one (1) such Demand Registration; and

         WHEREAS, the Company and the Investors are entering into this Second Amendment to provide an additional right to the Investors to effect a Demand Registration.



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         NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and the Investors' converting all but two of the shares of Series A Preferred Stock held by them on the date hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.       Amendment to Registration Rights Agreement.

         The second paragraph of Section 3(a) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "The number of Demand Registrations pursuant to this Section 3(a) shall not exceed three (3)."

2.       Number of Available Rights to Effect a Demand Registration.

         The Investors acknowledge that, after effecting this Second Amendment, the number of rights to effect a Demand Registration available to the Investors as of the date hereof shall be two (2), reflecting the Investors' use of one such right to effect a Demand Registration in May 2002.

3.       Reaffirmation of Registration Rights Agreement.

         Except as expressly amended and modified by this Second Amendment, the Registration Rights Agreement is hereby reaffirmed, ratified and confirmed and continues in full force and effect unaffected hereby.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                 RENT-A-CENTER, INC.
                                 a Delaware corporation


                                 By:    /s/ Robert D. Davis
                                    --------------------------------------------
                                 Name:  Robert D. Davis
                                      ------------------------------------------
                                 Title: Chief Financial Officer
                                       -----------------------------------------


                                 APOLLO INVESTMENT FUND IV, L.P.
                                 a Delaware limited partnership

                                 By:    Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:   Apollo Capital Management IV, Inc.
                                              its General Partner

                                              By:     /s/ Peter Copses
                                                 -------------------------------
                                              Name:   Peter Copses
                                                   -----------------------------
                                              Title:  Vice President
                                                    ----------------------------


                                 APOLLO OVERSEAS PARTNERS IV, L.P.
                                 an exempted limited partnership registered in the Cayman Islands

                                 By:    Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:   Apollo Capital Management IV, Inc.
                                              its Managing General Partner

                                              By:     /s/ Peter Copses
                                                 -------------------------------
                                              Name:   Peter Copses
                                                   -----------------------------
                                              Title:  Vice President
                                                    ----------------------------



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